T. Rowe Price New Income Fund

Supplement to Prospectus Dated March 1, 2020

The following paragraph is added as the second paragraph under the sub-heading “Asset-Backed Securities” under the “Investment Policies and Practices” section of Section 2 of the prospectus:

The fund will pledge asset-backed securities, commercial mortgage-backed securities and collateral loan obligations that are backed by certain types of assets and are rated in the highest investment-grade rating category as collateral for non-recourse loans under the Term Asset-Backed Securities Loan Facility (TALF), a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered nonrecourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other fund assets if the fund does not repay the principal and interest on the loans. The fund will invest the loan proceeds in additional securities and other assets consistent with its investment program. The fund will also invest in a pooled vehicle that participates directly in TALF.

The date of this supplement is July 6, 2020.

F43-041 7/6/20